Exhibit 10.6

SCHEDULE A – Hivestack Technology and Service Fee Schedule - Publishers The information provided below serves as the basis for configuring one Hivestack organization for the Partner. Schedule A is only valid when included as part of a signed Platform & Services Agreement or Platform & Services Agreement Amendment. Hivestack Technologies Inc., 118 Rue Saint - Pierre, Montréal QC H2Y 2L7, Canada version SCHA.PUB_20240916_EN_INTL Focus Media Singapore Organization Name Partner’s name in Hivestack SGD - Singapore dollar Transaction Currency For inventory pricing and for fees SG - Singapore Transaction Country Location of Partner’s inventory Fee Fee Description Technology / Service Core Functionality [redacted] % Fee is deducted from Partner's revenue associated with PMP deals. SSP - Private Marketplace (PMP) [redacted] % Fee is deducted from Partner’s revenue associated with open exchange transactions. SSP – Open Exchange [redacted] % Fee is added to PMP or Open Exchange fee when inventory is purchased by a buyer operating in a country outside of the inventory country. SSP - Int’l Transactions [redacted ] CPM Fee applies to impressions associated with Partner’s direct - buy line items. Ad server [redacted] CPM Fee applies to impressions associated with Partner’s use of the Hivestack Header Bidder to access demand from non - Hivestack SSPs. Header bidder Enhancements [redacted] CPM Fee applies to impressions associated with Partner’s use of audience targeting, including: • Hivestack predefined audience segments. • Hivestack user - configured custom audience segments. • Mobile advertising ID (MAID) import. Audience targeting [redacted] CPM Fee applies to impressions associated with Partner’s use of audience segments implemented by Hivestack from audience concentration profiles provided by the Partner. Audience targeting – imported concentrations [redacted] CPM Fee applies to impressions associated with Partner’s use of the either of the following measurement options: • footfall visitation lift studies (2M imps minimum per market). • brand awareness lift studies (5M imps minimum per market). Measurement [redacted] per campaign Fee applies to each campaign for which the Partner has requested any of the following retargeting options: • MAID passback - direct to 3rd party DSP. • MAID passback - export file. Retargeting [redacted] per campaign Fee applies to each playlog export requested by the Partner. Playlog Export [redacted] CPM Fee applies to impressions associated with the Partner’s use of the environmental triggers, i.e. weather, temperature, UV and pollen*. *Pollen triggers supported only in US, GB, DE and JP. Environmental Triggers Quoted by campaign Fees for custom triggers built by Hivestack at Partner's request are quoted by campaign and are comprised of two components: • A fixed - price set - up fee for development of the trigger and data feed integration. • A CPM - based usage fee applies to impressions associated with the trigger. Custom Triggers [redacted] CPM Fee applies to impressions delivered with Partner’s use of custom triggers, from triggers provided by the Partner using Hivestack APIs. Partner assumes all responsibility for building and operating. Custom Triggers using API Quoted by campaign Fees for DCO built by Hivestack at Partner's request are quoted by campaign and are comprised of two components: • A fixed - price set - up fee for development of the dynamic creative, including trigger and data feed integration. • A CPM - based usage fee that applies to impressions associated with the dynamic creative. Dynamic Creative Optimization (DCO) [redacted] % Fee applies to impressions delivered with Partner’s use of a tracking URL to a 3rd party vendor. Tracking URLs [redacted] CPM Fee applies impressions associated with Partner’s direct - buy line items and is added to Partner's Ad Server fee. Planner Pricing Details

English International Version Hivestack Technologies Inc., 118 Rue Saint - Pierre, Montréal QC H2Y 2L7, Canada version PSA.AMEND_20240513_EN_INTL Platform & Services Agreement Amendment Partner Information Official Focus Media Singapore Pte Ltd Name Partner Name If different than Partner Legal Contact Street 79 Anson Road #05 - 02/03 State, Prov. or Region City Country Singapore Postal 079906 Code Amended Agreement 2022 - 10 - 08 Hivestack Inc. (hereinafter referred to as “Hivestack”) and the Partner (Hivestack and the Partner may collectively be referred to as the “Parties” or each Agreement individually as a “Party”) entered into a platform &

services agreement with an Effective Date effective date set out to the right (such platform & services agreement is [yyyy - mm - dd] hereinafter referred to as the “Agreement”). Purpose of Amendment For good and valuable consideration which they recognize as received, the Parties hereby amend the Agreement in accordance with the terms hereof. As of the Amendment Effective Date as set out below, the Parties agree to, (i) if applicable, insert and consider the attached Schedules A entitled Schedule A – Hivestack Technology and Service Fee Schedule as forming part of the Agreement in substitution for any and all fee schedules and provisions currently found in the Agreement, and (ii) if applicable, amend the Agreement in accordance with the terms and conditions attached hereto as Schedule B. Unless specifically changed by either or both Schedules A & B, all other terms and conditions as found in the Agreement remain unchanged and in full force. 1 Amendment includes ՞ No If no, Schedule A is not included Number of modification to fees? ՞ Yes Schedules A included 0 Amendment includes ՞ No If no, Schedule B is not included Number of modification to terms and ՞ Yes Schedules B conditions? included Amendment Effective Date 2024 - 11 - 01 The effective date of the changes caused by the terms of this Amendment shall Amendment commence on the date set out in the column on the right (hereinafter referred to Effective Date as the “Amendment Effective Date” [yyyy - mm - dd] Definitions Unless otherwise defined herein, Capitalized terms contained in this Amendment shall have the meaning given to them in the Agreement. Hivestack Technologies Inc. Signature I have authority to bind the company. Date signed [yyyy - mm - dd] Name Title Signature I have authority to bind the company. Date signed [yyyy - mm - dd] Name Title Partner 2024 - 11 - 01 Signature Date signed I have authority to bind the company. [yyyy - mm - dd] Name Audrey Chee Title Managing Director Email audrey.chee@focusmedia.com Phone 94877922